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                                                                 EXHIBIT 10.26.5

                                                                       EXHIBIT E

                        PARENT AGREEMENT dated as of September 17, 1999, among
                LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent") and LUCENT TECHNOLOGIES INC., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

        Reference is made to the Credit Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Cricket Wireless Communications, Inc. (the "Borrower"), Cricket Communications, Inc., the lenders from time to time party thereto (the "Lenders") and the Administrative Agent. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

        The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower is a subsidiary of the Parent. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Parent of an agreement in the form hereof to set forth certain covenants, agreements and obligations of the Parent.

        Accordingly, the Parent and the Administrative Agent, on behalf of itself and each Lender (and each of their respective successors or assigns), hereby agree as follows:

        SECTION 1. Guarantee. The Parent unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment of the ChaseTel Loans and any accrued interest thereon (the "ChaseTel Obligations"), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise. The Parent further agrees that the ChaseTel Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any ChaseTel Obligation.

        SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, the Parent waives presentment to, demand of payment from and protest to the Borrower of any of the ChaseTel Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.


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        SECTION 3. No Discharge or Diminishment of Guarantee. The obligations of the Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of all the ChaseTel Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the ChaseTel Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the ChaseTel Obligations or otherwise.

        SECTION 4. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, the Parent waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the ChaseTel Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of all the ChaseTel Obligations.

        SECTION 5. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Lender has at law or in equity against the Parent by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any ChaseTel Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Parent hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent in cash the amount of such unpaid ChaseTel Obligations to be applied by the Administrative Agent as provided in the Credit Agreement. Upon payment by the Parent of any sums to the Administrative Agent, all rights of the Parent against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations as provided in the Subordination Agreement.

        SECTION 6. Termination. The guarantee made hereunder (a) shall terminate when all the ChaseTel Obligations have been indefeasibly paid in full and (b) shall continue to be effective or be reinstated, as the case may be, if at any


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time payment, or any part thereof, of any ChaseTel Obligation is rescinded or must otherwise be restored by any Lender or the Parent upon the bankruptcy or reorganization of the Borrower, the Parent or otherwise. Notwithstanding the foregoing, the guarantee made hereunder shall terminate upon the consummation of the ChaseTel Acquisition in accordance with the terms of the Credit Agreement.

        SECTION 7. Purchase Agreement. (a) If the ChaseTel Acquisition has not been consummated in accordance with the terms of the Credit Agreement prior to the date that is one year after the Effective Date, then on the date that is one year after the Effective Date, the Parent shall pay to the Administrative Agent in cash the aggregate principal amount of all ChaseTel Loans together with accrued interest thereon, without utilizing any funds of the Borrower or any Subsidiary Loan Party, which funds shall be applied to prepay such Loans and accrued interest.

        (b) Upon payment by the Parent of any sums to the Administrative Agent pursuant to this Section 7, all rights of the Parent against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall constitute Primary Subordinated Obligations and shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations as provided in the Subordination Agreement.

        SECTION 8. Covenants. Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable under the Credit Agreement shall have been paid in full, the Parent hereby covenants and agrees with the Administrative Agent that:

                (a) The Parent will not, nor will it permit any of its direct or indirect subsidiaries (other than the Borrower and the Subsidiary Loan Parties) to, engage to any material extent in the wireless telecommunications and data networking business or any business that competes with the business conducted by the Borrower and the Subsidiary Loan Parties, in each case, in the United States.

                (b) The Parent and its subsidiaries (other than


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        the Borrower and the Subsidiary Loan Parties) will cause all assets owned by the Parent and its subsidiaries that are used predominantly in the business of the Borrower and the Subsidiary Loan Parties to be owned by the Borrower and the Subsidiary Loan Parties.

        SECTION 9. ChaseTel Covenants. Unless and until the ChaseTel Acquisition has been consummated in accordance with the terms of the Credit Agreement, at any time any ChaseTel Obligations remain outstanding, the Parent covenants and agrees with the Administrative Agent that:

        (a) The Parent will not enter into any amendment or modification of or accept any waiver of Section 5.3 of the Credit Agreement dated as of September 23, 1998 among the Parent, as borrower, QUALCOMM Incorporated, the other lenders named therein and ABN AMRO Bank N.V., as administrative agent (the "QUALCOMM Credit Agreement");

        (b) The Parent shall comply with the covenants set forth in Section 5 of the QUALCOMM Credit Agreement, as in effect from time to time;

        (c) Upon the payment of all amounts outstanding under the QUALCOMM Credit Agreement and the termination of all commitments to lend under the QUALCOMM Credit Agreement, the Parent shall comply with the covenants set forth in Section 5 of the QUALCOMM Credit Agreement as in effect as of the Effective Date, without giving effect to any subsequent amendment or waiver thereto; and

        (d) The Parent will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person unless, in either case, such Person assumes, in writing, the obligations of the Parent under this Agreement.

        SECTION 10. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall


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any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by the Parent therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Parent in any case shall entitle the Parent to any other or further notice or demand in similar or other circumstances.

        (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and the Parent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

        SECTION 11. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement; provided that any communication or notice hereunder to the Parent shall be given to it at [_________], attention of [_________] (Telecopy No. [_________]).

        SECTION 12. Further Assurances. The Parent agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Administrative Agent its rights and remedies hereunder.

        SECTION 13. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Parent that are contained in this Agreement shall bind and


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inure to the benefit of its successors and assigns. This Agreement shall become effective as to the Parent when a counterpart hereof executed on behalf of the Parent shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Parent and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Parent, the Administrative Agent and the other Secured Parties, and their respective successors and assigns.

        SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Parent herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid.

        (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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        SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 13. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

        SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

        SECTION 18. Jurisdiction; Consent to Service of Process. (a) The Parent hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Parent or its properties in the courts of any jurisdiction.

        (b) The Parent hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to


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the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        LEAP WIRELESS INTERNATIONAL,
                                        INC.,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        LUCENT TECHNOLOGIES INC., as


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                                        Administrative Agent

                                        By
                                          --------------------------------------
                                          Name:
                                          Title: